                           PRO FORMA FINANCIAL DATA

   The following pro forma financial data gives effect to the Cal Fed Acquisition, the SFFed Acquisition and the LMUSA Purchases (collectively, the "Acquisitions"), the Branch Sales, the issuances of the FN Holdings Preferred Stock, the FN Holdings 9 1/8% Senior Subordinated Notes, the (Parent) Holdings 12 1/2% Senior Notes and the Offering of New FN Holdings Notes. The Branch Purchases and the Home Federal Acquisition have not been reflected in the pro forma financial data because such transactions are not material either individually or in the aggregate.

   The following pro forma financial data as of and for the six months ended June 30, 1996 are based on (i) the historical consolidated statement of financial condition of (Parent) Holdings giving effect to the Cal Fed Acquisition, the issuance of the FN Holdings Preferred Stock and the Offering of New FN Holdings Notes as if such transactions occurred on June 30, 1996, and (ii) the historical consolidated statement of operations of (Parent) Holdings for the six months ended June 30, 1996 giving effect to the Cal Fed Acquisition, the SFFed Acquisition, the LMUSA 1996 Purchase, the Branch Sales, the issuances of the FN Holdings Preferred Stock, the FN Holdings 9 1/8% Senior Subordinated Notes and the (Parent) Holdings 12 1/2% Senior Notes and the Offering of New FN Holdings Notes as if such transactions occurred on January 1, 1995. The following pro forma financial data for the year ended December 31, 1995 is based on the historical consolidated statement of operations of (Parent) Holdings for the year ended December 31, 1995 giving effect to the Acquisitions, the Branch Sales, the issuances of the FN Holdings Preferred Stock, the FN Holdings 9 1/8% Senior Subordinated Notes and the (Parent) Holdings 12 1/2% Senior Notes and the Offering of New FN Holdings Notes as if such transactions occurred on January 1, 1995. The pro forma adjustments are based on available information and upon certain assumptions that management believes are reasonable under the circumstances. The Acquisitions are accounted for under the purchase method of accounting. Under this method of accounting, the purchase price has been allocated to the assets and liabilities acquired based on preliminary estimates of fair value. The actual fair value is determined as of the consummation of each of the Acquisitions. The pro forma financial data do not necessarily reflect the results of operations or the financial position of (Parent) Holdings that actually would have resulted had the Acquisitions, the Branch Sales, the issuances of the FN Holdings Preferred Stock, the FN Holdings 9 1/8% Senior Subordinated Notes and the (Parent) Holdings 12 1/2% Senior Notes and the Offering of New FN Holdings Notes occurred at the dates indicated, or project the results of operations or financial position of (Parent) Holdings for any future date or period.

   The pro forma financial data should be read in conjunction with the notes accompanying the Pro Forma Financial Data. In addition, the following pro forma financial data should be read in conjunction with the Consolidated Financial Statements of (Parent) Holdings and the notes thereto, the Consolidated Financial Statements of SFFed and the notes thereto and the Consolidated Financial Statements of Cal Fed and California Federal and the notes thereto, as filed with each Company's Annual Report on Form 10-K.

   Capitalized terms used but not defined herein have the meaning ascribed to them in (Parent) Holdings' Quarterly Report on Form 10-Q for the quarter ended June 30, 1996.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                                JUNE 30, 1996
                            (DOLLARS IN THOUSANDS)

                                                                CAL FED ACQUISITION (A)
                                            -------------------------------------------------------------
                                (PARENT)                                                        CAL FED
                                HOLDINGS        CAL FED        VALUATION       PRO FORMA      ACQUISITION
                               HISTORICAL    HISTORICAL(I)  ADJUSTMENTS(II) ADJUSTMENTS(III)   PRO FORMA
                             -------------  -------------  ---------------  --------------  -------------
ASSETS
Cash and cash equivalents  .   $   227,693    $   255,000      $     --        $(992,633)(2)  $  (737,633)

Securities .................       504,296      1,558,400          (800)(1)     (300,000)(2)    1,257,600
Mortgage-backed securities       3,509,994      2,140,000         5,000 (1)           --        2,145,000
Loans receivable, net  .....    11,862,743      9,669,100       (25,661)(1)           --        9,643,439
Covered assets .............        39,349             --            --               --               --
Office premises and
 equipment, net ............        90,203         65,600       (56,633)(1)           --            8,967
Mortgage servicing rights,
 net .......................       381,670          4,773        27,485 (1)           --           32,258
Intangible assets ..........       146,160         15,399       (15,399)(1)      574,747 (1)      574,747
Other assets ...............       952,063        337,128       138,597 (1)           --          471,525
                                                                 (4,200) (1)
                             -------------  -------------  ---------------  --------------  -------------
Total assets ...............   $17,714,171    $14,045,400      $ 68,389 (1)    $(717,886)     $13,395,903
                             =============  =============  ===============  ==============  =============
LIABILITIES, MINORITY
 INTEREST AND
 STOCKHOLDER'S EQUITY
Deposits ...................   $ 9,035,219    $ 8,844,200      $ 30,413 (1)    $      --      $ 8,874,613
Borrowings .................     7,583,680      4,211,500        (2,010)(1)           --        4,209,490
Other liabilities ..........       466,116        134,000         5,300 (1)           --          139,300
                             -------------  -------------  ---------------  --------------  -------------
Total liabilities ..........    17,085,015     13,189,700        33,703               --       13,223,403
                             -------------  -------------  ---------------  --------------  -------------
Minority interest ..........       462,423        172,500            --               --          172,500
Stockholder's equity:
 Common stock ..............             1         49,400            --          (49,400)(3)           --
 Additional paid-in
  capital ..................            --        840,300            --         (840,300)(3)           --
 Net unrealized holding
  gain on securities
  available for sale .......        19,110            400            --             (400)(3)           --
 Retained earnings
  (deficit) ................       147,622       (206,900)       34,686 (1)      172,214 (3)           --
                             -------------  -------------  ---------------  --------------  -------------
 Total stockholder's
  equity ...................       166,733        683,200        34,686         (717,886)              --
Total liabilities, minority
 interest and stockholder's
 equity ....................   $17,714,171    $14,045,400      $ 68,389        $(717,886)     $13,395,903
                             =============  =============  ===============  ==============  =============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                 PRO FORMA
                            CAPITALIZATION(B)    COMBINED
                             ---------------  -------------
ASSETS
Cash and cash equivalents  .     $555,000 (1)   $   190,060
                                  145,000 (2)
Securities .................                      1,761,896
Mortgage-backed securities             --         5,654,994
Loans receivable, net  .....           --        21,506,182
Covered assets .............           --            39,349
Office premises and
 equipment, net ............           --            99,170
Mortgage servicing rights,
 net .......................           --           413,928
Intangible assets ..........           --           720,907
Other assets ...............       20,000 (1)     1,443,588

                             ---------------  -------------
Total assets ...............     $720,000       $31,830,074
                             ===============  =============
LIABILITIES, MINORITY
 INTEREST AND
 STOCKHOLDER'S EQUITY
Deposits ...................     $     --       $17,909,832
Borrowings .................      575,000 (1)    12,368,170
Other liabilities ..........           --           605,416
                             ---------------  -------------
Total liabilities ..........      575,000        30,883,418
                             ---------------  -------------
Minority interest ..........      150,000 (2)       784,923



Stockholder's equity:
 Common stock ..............           --                 1
 Additional paid-in
  capital ..................       (5,000)(2)        (5,000)
 Net unrealized holding
  gain on securities
  available for sale .......           --            19,110
 Retained earnings
  (deficit) ................           --           147,622
                             ---------------  -------------
 Total stockholder's
  equity ...................       (5,000)          161,733(C)
Total liabilities, minority
 interest and stockholder's
 equity ....................     $720,000       $31,830,074
                             ===============  =============

------------

(A)    See note (A) on page P-3.

(B)    See note (B) on page P-6.

(C)    See note (C) on page P-7.

(i) Represents historical amounts obtained from Cal Fed's unaudited financial statements.

(ii) Represents adjustments to (i) record Cal Fed's assets and liabilities at preliminary estimates of their respective fair value and (ii) the elimination of Cal Fed's historical intangible assets.

(iii) Represents adjustments to record (i) the purchase price of the Cal Fed Acquisition, and (ii) the elimination of the equity of Cal Fed.

   In connection with the Economic Growth and Regulatory Paperwork Reduction Act of 1996 ("Act") enacted on September 30, 1996, a special assessment related to the recapitalization of the SAIF was levied against SAIF-insured deposits, which is currently estimated to be 65.7 cents per $100 of insured domestic deposits at March 31, 1995. The impact of such assessment on the pro forma condensed combined statement of financial condition as of June 30, 1996, had such Act been enacted on that date, would be to (i) increase other liabilities by approximately $118.2 million, (ii) reduce stockholder's equity by approximately $48.1 million, (iii) reduce minority interest by approximately $12 million and (iv) increase goodwill by approximately $58.1 million.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
    NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                                JUNE 30, 1996
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

(A) CAL FED ACQUISITION

(1) The Cal Fed Acquisition will be accounted for using the purchase method of accounting. The aggregate purchase price was determined as follows:

 Purchase price, as defined:
 Shares outstanding at June 30, 1996  ............   49,395,947
 Options outstanding at June 30, 1996.............    1,395,300
                                                   ------------
    Total ........................................   50,791,247
 Purchase price per share ........................  $     23.50
                                                   ------------
                                                    $ 1,193,594
 Exercise of options outstanding (a)  ............      (11,218)
                                                   ------------
 Purchase price ..................................    1,182,376
 Acquisition fees and costs (b)  .................      110,257
                                                   ------------
    Total ........................................  $ 1,292,633
                                                    ============

    The following is a reconciliation of the equity of Cal Fed to the fair value of the net assets to be acquired by FN Holdings:

Equity of Cal Fed at June 30, 1996 ...............              $  683,200
Fair value adjustments (c):
 Securities ......................................   $   (800)
 Mortgage-backed securities ......................      5,000
 Loans receivable, net ...........................    (25,661)
 Mortgage servicing rights .......................     27,485
 Office premises and equipment (d) ...............    (56,633)
 Litigation asset, net (other assets) (e)  .......    138,597
 Other assets (f) ................................     (4,200)
 Deposits ........................................    (30,413)
 Borrowings ......................................      2,010
 Other liabilities (g) ...........................     (5,300)
 Elimination of historical intangible assets  ....    (15,399)
                                                   ----------  -----------
                                                       34,686       34,686
                                                               -----------
 Fair value of net assets acquired ...............                 717,886
 Purchase cost ...................................               1,292,633
                                                               -----------
 Excess of purchase cost over net assets acquired
  ("goodwill") ...................................              $  574,747
                                                               ===========

   (a) Represents cash to be received by Cal Fed in settlement of stock options and stock appreciation rights outstanding as of June 30, 1996 (1,395,300 options outstanding at an average price of $8.04 per share).

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
    NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                                JUNE 30, 1996
                            (DOLLARS IN THOUSANDS)

(A) CAL FED ACQUISITION (CONTINUED)

   (b) Represents fees and costs consisting of the following:

 Severance costs .......................................  $ 45,500
 Pension plan termination costs ........................     6,700
 Conversion and contract termination costs .............    33,257
 Investment banking, legal and other professional costs     24,800
                                                         ---------
                                                          $110,257
                                                         =========

   Severance costs were estimated based on (i) obligations assumed by FN Holdings under Cal Fed's compensation agreements with eleven of its executive officers; (ii) transaction bonuses to be paid to six Cal Fed executive officers; (iii) severance benefits payable pursuant to a letter agreement between Cal Fed and FN Holdings for approximately 850 employees who are not parties to separate employment agreements; and (iv) relocation benefits for employees who will be offered employment opportunities in northern California. The obligations of FN Holdings pursuant to items (i) and (ii) above approximate $15.5 million and $10 million, respectively. Non-contract employees are eligible to be paid three weeks of severance per year of service, with a minimum payment of eight weeks severance. In addition, 52 employees have guaranteed minimum severance payments, which often exceed the three weeks per year of service. FN Holdings' termination plan is currently being developed, and it is expected that the employees to be terminated will be so notified no later than 60 days before their expected termination date. Such termination dates are expected to fall within six months of the consummation of the Cal Fed Acquisition. It is expected that employees who will be offered relocation opportunities will be notified before the consummation of the Cal Fed Acquisition.

   Pension termination costs represent lump sum distributions which will be required under CalFed's defined benefit programs upon termination of such plans. These amounts, totalling $4.2 million, have not been previously accrued. In addition, the purchase agreement includes $2.5 million to be allocated to an employee retention pool, established to provide additional incentive to critical employees to remain with Cal Fed until the Cal Fed Acquisition is consummated.

   The majority of conversion and contract costs of $33.3 million represents costs and penalties expected to be incurred by FN Holdings in connection with the cancellation of outstanding contracts. Such contracts consist primarily of data processing services and real property lease arrangements. This amount also includes the transfer cost of mortgage loan servicing, estimated at $40 per loan, based on the Bank's historical experience.

   (c) Fair value adjustments are amortized against (accreted to) net income as follows:

                                                                                     PERIOD OF AMORTIZATION
              ITEM                      METHOD OF AMORTIZATION (ACCRETION)                (ACCRETION)
------------------------------  ------------------------------------------------  --------------------------
Mortgage-backed securities      Level yield method over effective terms of such assets,    6 to  9 years
                                 considering estimated prepayments

Loans receivable                Level yield method over effective terms of such assets,    2 to 12 years
                                 considering estimated prepayments

Mortgage servicing rights       Level yield method over effective terms of such assets,    2 to  7 years
                                 considering estimated prepayments

Goodwill                        Straight-line method                                       15 years

Deposits                        Level yield method over stated terms of such liabilities   1 to  6 years

Borrowings                      Level yield method over stated terms of such liabilities   1 to  9 years

                    FIRST NATIONWIDE (PARENT) HOLDINGS INC.
    NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                                JUNE 30, 1996
                (DOLLARS IN THOUSANDS UNLESS OTHERWISE NOTED)

(A) CAL FED ACQUISITION (CONTINUED)

   With respect to goodwill, representing the excess of the purchase price over the fair value of tangible assets acquired and liabilities assumed (the "Excess"), FN Holdings does not currently anticipate that any of the Excess will be allocated to "identifiable intangible assets" (i.e., core deposit intangibles) in connection with the Cal Fed Acquisition. Based on prior core deposit intangible studies, management estimates that the value of California deposits would approximate $135 million, at June 30, 1996. The average life of this intangible, based on historical experience, is approximately five years. On the other hand, goodwill related to financial institutions is, by industry standards, typically amortized over a 25 year period. FN Holdings has elected to forego the cost of a deposit study to support an intangible valuation, and has elected instead to amortize the Excess over 15 years. This treatment is predicated on the fact that 15 years is a reasonable approximation of the combined lives of a separately determinable core deposit intangible and the remaining Excess, and that non-segregation of these assets would not have a significant effect on FN Holdings' financial statements.

   (d) Includes (i) $45.7 million in fair value adjustments to reflect obligations to be assumed under master lease arrangements on Cal Fed's two corporate facilities at market rental rates, net of sub-lease income; (ii) fair value adjustments to reflect lease obligations on branch facilities at market rates; and (iii) fair value adjustments related to certain data processing hardware and software.

   (e) Represents the estimated after-tax recovery that will inure to the Bank from the California Federal Litigation, net of amounts payable to holders of the Litigation Interests and the Secondary Litigation Interests. The estimated fair value of such litigation asset was determined based on the following methodology:

           CALCULATION OF ESTIMATED GROSS PROCEEDS (WHOLE DOLLARS)

CALGZ Closing Price at July 1, 1996    $     12.625
CALGZ Shares Outstanding ...........      5,075,549
                                     ---------------
CALGZ Total Value ..................   $ 64,078,806
CALGZ Share of Litigation Proceeds         25.37775%
                                     ---------------
Total Value, After-tax Proceeds  ...   $252,499,950
Gross-up for Tax Effect (1-40.2%)  .          59.80%
                                     ---------------
                                       $422,240,719(i)
Subjective Discount (ii) ...........     66,053,498
                                     ---------------
Estimated Gross Proceeds ...........   $356,187,221
                                     ===============

        (i) No adjustment for expenses included due to immateriality to total proceeds.

       (ii) Subjective discount of approximately 15% was applied in consideration of the variability of the market prices of the CALGZ interests over time (which may be attributed in part to the market's assumptions and uncertainty concerning, among other things, the time frame for the final settlement of the California Federal Litigation, the related discount for the time value of money, and past and future expenses incurred in pursuing the California Federal Litigation.) After discount, estimated gross proceeds represent a CALGZ price of $10.65 per share.

                    FIRST NATIONWIDE (PARENT) HOLDINGS INC.
    NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                                JUNE 30, 1996
                (DOLLARS IN THOUSANDS UNLESS OTHERWISE NOTED)

(A) CAL FED ACQUISITION (CONTINUED)

                DISTRIBUTION OF PROCEEDS (DOLLARS IN MILLIONS)

Estimated Gross Procees  ....................   $   356.2
Tax Liability, Estimated at 40.2% ...........       143.2
                                              -----------
Total After-tax Proceeds ....................   $   213.0
                                              ===========
Distribution to Class A Certificate Holders     $   213.0
CALGZ Share of After-tax Proceeds ...........    25.37775%
                                              -----------
Total Distribution to Class A Holders  ......   $    54.1
                                              ===========
Remaining After Tax Proceeds ................   $   158.9
FN Holdings Initial Distribution ............       125.0
                                              -----------
Remainder for Secondary Distribution  .......   $    33.9
                                              ===========
FN Holdings--40% Distribution ...............   $    13.6
Class B Certificate Holders--60%
 Distribution ...............................        20.3
                                              -----------
 Total Secondary Distribution ...............   $    33.9
                                              ===========
FN Holdings Distribution:
 Initial Distribution .......................   $   125.0
 40% Secondary Distribution .................        13.6
                                              -----------
  Total FN Holdings Distribution ............   $   138.6
                                              ===========

       Once the allocation of purchase price has been made, the Bank will incur periodic charges against earnings for any market value declines in the carrying value of this asset. Market value will be determined based upon the market value of the CALGZ and Secondary Participation Interests, and will also consider a decline in value related to factors of which management is aware which may not be reflected in the market values of these securities. Any increases in market value above the original cost basis established through purchase accounting will be deferred until the final realization of the settlement.

   (f) Includes fair value adjustments to reflect investor advances accounts related to the loan servicing operation.

   (g) Includes fair value adjustments to deficit escrow accounts.

(2) Represents payment by FN Holdings in connection with the Cal Fed Acquisition. The cash portion of the purchase price will be obtained by liquidating certain of Cal Fed's assets at book value, as follows:

Existing cash ....................................................  $  992,633
Sale of securities available for sale and proceeds from
 securities purchased under agreements to resell .................     300,000
                                                                   -----------
 Purchase Price ..................................................  $1,292,633
                                                                   ===========

(3) Represents the elimination of the equity components of Cal Fed totalling $717,886.

(B) OFFERING

(1) Represents the issuance of the New FN Holdings Notes:

Proceeds from the issuance of the Notes    $575,000
Less: deferred issuance costs ..........    (20,000)
                                         ----------
 Net proceeds ..........................   $555,000
                                         ==========

(2) Represents the issuance of the FN Holdings Preferred Stock, which is classified as Minority Interest:




 Proceeds from the issuance of the FN Holdings Preferred
 Stock ......................................................   $150,000
Less: issuance costs ........................................     (5,000)
                                                              ----------
 Net proceeds ...............................................   $145,000
                                                              ==========

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
    NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                                JUNE 30, 1996
                (DOLLARS IN THOUSANDS UNLESS OTHERWISE NOTED)

(C) OTHER DATA

   Prior to or concurrent with the consummation of the Cal Fed Acquisition, the net proceeds from the issuance of the New FN Holdings Notes and FN Holdings Preferred Stock will be contributed to the Bank in the Capital Contribution totalling approximately $700 million. In addition, the MBS Sale of approximately $2.3 billion of lower-yielding mortgage-backed securities is expected to occur concurrent with or shortly after the closing of the Cal Fed Acquisition. Substantially all the securities to be included in the MBS Sale are included in Cal Fed's securities portfolio. It is expected that proceeds from the MBS Sale will approximate carrying value of the assets, with no gain or loss recorded on the sale.

   After giving effect to the Cal Fed Acquisition, the Capital Contribution and the MBS Sale, at June 30, 1996, on a pro forma basis, the Bank is expected to exceed minimum regulatory capital requirements. The following is a reconciliation of the Bank's pro forma stockholders' equity to regulatory capital as of June 30, 1996:

                                                 TANGIBLE                    RISK-BASED
                                                 CAPITAL     CORE CAPITAL     CAPITAL
                                              ------------  ------------  --------------
                                                         (DOLLARS IN MILLIONS)
Stockholders' equity of the Bank ............     $2,314        $2,314         $2,314
Unrealized holding gain on securities
 available for sale, net ....................        (24)          (24)           (24)
Non-qualifying loan-servicing rights  .......        (41)          (41)           (41)
Non-allowable capital:
 Intangible assets ..........................       (744)         (744)          (744)
 Investment in subsidiaries .................        (27)          (27)           (27)
Excess deferred tax assets ..................        (42)          (42)           (42)
Supplemental capital:
 Qualifying subordinated debt debentures  ...         --            --            108
 General loan loss reserves .................         --            --            227
Assets required to be deducted:
 Land loans with more than 80% LTV ratio  ...         --            --             (2)
                                              ------------  ------------  --------------
Regulatory capital of the Bank ..............     $1,436        $1,436         $1,769
                                              ============  ============  ==============
                                                  Tangible      Leverage       Risk-based
                                                  Capital       Capital        Capital
                                                  Ratio         Ratio           Ratio
                                              ------------  ------------  --------------
Regulatory capital of the Bank (i) ..........       5.01%         5.01%          9.78%
Minimum regulatory capital requirement  .....       1.50          3.00           8.00
                                              ------------  ------------  --------------
Excess above minimum capital requirement  ...       3.51%         2.01%          1.78%
                                              ============  ============  ==============

   The amount of adjusted total assets used for the tangible and core capital ratios was approximately $28.7 billion. Risk-weighted assets used for the risk-based core and total capital ratios amounted to approximately $18.1 billion.

(i) The Office of Thrift Supervision, at the regional and national levels, is currently considering disallowing the inclusion of the litigation asset in regulatory capital. Should the OTS prevail in its position, First Nationwide's pro forma capital ratios at June 30, 1996 would be as follows:

Tangible Capital Ratio      4.52%
Leverage Capital Ratio      4.52
Risk-based Capital Ratio    9.03

   Although First Nationwide, on a pro forma basis combined with California Federal, would not qualify as a well-capitalized institution at June 30, 1996, management expects the institution to so qualify once the Cal Fed Acquisition is consummated.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

                                                       SFFED       LMUSA 1996      CAL FED
                                       (PARENT)     ACQUISITION   PURCHASE PRO   ACQUISITION
                                       HOLDINGS      PRO FORMA       FORMA        PRO FORMA
                                      HISTORICAL     TOTALS(A)     TOTALS(B)     TOTALS (C)
                                    ------------  -------------  ------------  -------------
INTEREST INCOME:
Loans receivable ..................    $478,745       $21,821        $   --       $383,650
Securities ........................      15,696         1,017            --         54,900
Mortgage-backed securities ........     130,422         3,174            --         86,600
Other interest income .............       1,413            --            --        (14,195)
                                    ------------  -------------  ------------  -------------
 Total interest income ............     626,276        26,012            --        510,955
INTEREST EXPENSE:
Deposits ..........................     222,656        12,401            --        216,500
Borrowings ........................     197,265         6,114          (848)       112,450
                                    ------------  -------------  ------------  -------------
 Total interest expense ...........     419,921        18,515          (848)       328,950
Net interest income ...............     206,355         7,497           848        182,005
Provision for loan losses .........      19,800           500            --         20,400
                                    ------------  -------------  ------------  -------------
Net interest income after
 provision for loan losses ........     186,555         6,997           848        161,605
NONINTEREST INCOME:
Customer banking fees .............      23,806           199            --         24,100
Mortgage banking operations  ......      60,765           191         3,484          2,400
Net gain (loss) on sales of assets      415,378        (1,140)           --            300
Other .............................      19,642           239            51         13,700
                                    ------------  -------------  ------------  -------------
 Total noninterest income .........     519,591          (511)        3,535         40,500
NONINTEREST EXPENSE:
Compensation and benefits .........     110,866         1,257         2,070         33,964
Other .............................     111,742         2,616         1,099         80,373
                                    ------------  -------------  ------------  -------------
 Total noninterest expense ........     222,608         3,873         3,169        114,337
                                    ------------  -------------  ------------  -------------

Income (loss) before income taxes
 and minority interest ............     483,538         2,613         1,214         87,768
Income tax (benefit) expense  .....     (81,975)          369           120         11,741
                                    ------------  -------------  ------------  -------------
Net income (loss) before minority
 interest .........................     565,513         2,244         1,094         76,027
MINORITY INTEREST .................     134,733           449           219         26,646
                                    ------------  -------------  ------------  -------------
Net income (loss) .................    $430,780       $ 1,795        $  875       $ 49,381
                                    ============  =============  ============  =============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                      BRANCH SALES
                                       PRO FORMA        PRO FORMA       PRO FORMA
                                       TOTALS(D)     ADJUSTMENTS (E)     COMBINED
                                    --------------  ---------------  --------------
INTEREST INCOME:
Loans receivable ..................     $   (110)       $     --        $  884,106
Securities ........................           --              --            71,613
Mortgage-backed securities ........           --              --           220,196
Other interest income .............           --              --           (12,782)
                                    --------------  ---------------  --------------
 Total interest income ............         (110)             --         1,163,133
INTEREST EXPENSE:
Deposits ..........................      (40,742)             --           410,815
Borrowings ........................       44,835          48,540 (1)       408,356
                                    --------------  ---------------  --------------
 Total interest expense ...........        4,093          48,540           819,171
Net interest income ...............       (4,203)        (48,540)          343,962
Provision for loan losses .........           --              --            40,700
                                    --------------  ---------------  --------------
Net interest income after
 provision for loan losses ........       (4,203)        (48,540)          303,262
NONINTEREST INCOME:
Customer banking fees .............       (3,965)             --            44,140
Mortgage banking operations  ......           --              --            66,840
Net gain (loss) on sales of assets            10              --           414,548
Other .............................         (163)             --            33,469
                                    --------------  ---------------  --------------
 Total noninterest income .........       (4,118)             --           558,997
NONINTEREST EXPENSE:
Compensation and benefits .........       (4,337)             --           143,820
Other .............................       (3,387)          2,258 (2)       194,701
                                    --------------  ---------------  --------------
 Total noninterest expense ........       (7,724)          2,258           338,521



                                    --------------  ---------------  --------------

Income (loss) before income taxes
 and minority interest ............         (597)        (50,798)          523,738
Income tax (benefit) expense  .....          (59)         (4,999)(3)       (74,803)
                                    --------------  ---------------  --------------
Net income (loss) before minority
 interest .........................         (538)        (45,799)          598,541
MINORITY INTEREST .................         (108)          3,243 (4)       165,182
                                    --------------  ---------------  --------------
                                                                        $  433,359
Net income (loss) .................     $   (430)       $(49,042)               (5)(i)
                                    ==============  ===============  ==============

------------

   (A) See note (A) on page P-9.

   (B) See note (B) on page P-12.

   (C) See note (C) on page P-14.

   (D) See note (D) on page P-17.

   (E) See note (E) on page P-19.

   (i) Includes the following:

       (a) gains of approximately $334.2 million (on an after-tax basis) realized in connection with the Branch Sales consummated during the six months ended June 30, 1996;
       (b) gain of approximately $12 million representing Cal Fed's gain on branch sales consummated during the six months ended June 30, 1996;
       (c) deferred tax benefit of First Nationwide of $125 million;
       (d) after-tax gain on sale of ACS (as defined herein) common stock of $36.4 million; and
       (e) Incentive Plan expense of $27.4 million (on an after-tax basis).

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

                                                  ONE MONTH ENDED JANUARY 31, 1996 (A)
                                     -------------------------------------------------------------
                                                                                          SFFED
                                                                                       ACQUISITION
                                                       VALUATION        PRO FORMA       PRO FORMA
(A) SFFED ACQUISITION                  HISTORICAL   ADJUSTMENTS (B)  ADJUSTMENTS (C)     TOTALS
-----------------------------------  ------------  ---------------  ---------------  -------------
INTEREST INCOME:
Loans receivable ...................    $20,524        $   1,297 (1)     $     --        $21,821
Securities .........................      1,017               --              --           1,017
Mortgage-backed securities .........      2,976              198 (1)          --           3,174
Other interest income ..............         --               --              --              --
                                     ------------  ---------------  ---------------  -------------
 Total interest income .............     24,517            1,495              --          26,012
INTEREST EXPENSE:
Deposits ...........................     11,693              708 (1)          --          12,401
Borrowings .........................      5,861              253 (1)          --           6,114
                                     ------------  ---------------  ---------------  -------------
 Total interest expense ............     17,554              961              --          18,515
                                     ------------  ---------------  ---------------  -------------
Net interest income ................      6,963              534              --           7,497
Provision for loan losses ..........        500               --              --             500
                                     ------------  ---------------  ---------------  -------------
Net interest income after provision
 for loan losses ...................      6,463              534              --           6,997
NONINTEREST INCOME:
Customer banking fees ..............        199               --              --             199
Mortgage banking operations  .......        557         (366)(1)              --             191
Net gain (loss) on sales of assets       (1,140)              --              --          (1,140)
Other ..............................        239               --              --             239
                                     ------------  ---------------  ---------------  -------------
 Total noninterest income ..........       (145)           (366)              --            (511)
NONINTEREST EXPENSE:
Compensation and benefits ..........      6,041               --          (4,784)(3)       1,257
Other ..............................      4,315            1,076 (2)      (2,775)(4)       2,616
                                     ------------  ---------------  ---------------  -------------
 Total noninterest expense .........     10,356            1,076          (7,559)          3,873
                                     ------------  ---------------  ---------------  -------------
Income (loss) before income taxes
 and minority interest .............     (4,038)           (908)           7,559           2,613
Income tax (benefit) expense  ......     (4,993)              --           5,362 (5)         369
                                     ------------  ---------------  ---------------  -------------
Net income (loss) before minority
 interest ..........................        955            (908)           2,197           2,244
MINORITY INTEREST ..................         --               --             449 (6)         449
                                     ------------  ---------------  ---------------  -------------
Net income (loss) ..................    $   955        $   (908)         $ 1,748         $ 1,795
                                     ============  ===============  ===============  =============

------------

   (a) The SFFed Acquisition was consummated on February 1, 1996. Historical results represent unaudited results of operations of SFFed for the month ended January 31, 1996.

   (b) Represents adjustments to reflect (i) the amortization or accretion of fair value adjustments and (ii) the elimination of amortization of historical goodwill.

   (c) Represents adjustments to reflect (i) the elimination of certain noninterest expense due to consolidation of SFFed operations with First Nationwide's and (ii) the elimination of certain historical noninterest expense recorded by SFFed as a result of the acquisition by First Nationwide, and (iii) income taxes relative to the SFFed Acquisition.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

                                                                                     IMPACT ON INCOME BEFORE
                                                                                    INCOME TAXES AND MINORITY
                                                                                        INTEREST INCREASE
(A) SFFED ACQUISITION (CONTINUED)                                                          (DECREASE)
---------------------------------------------------------------------------------  -------------------------
(1) Represents amortization or accretion of fair value adjustments for the one month ended January 31, 1996 as follows:

   Loans receivable, net .........................................................           $ 1,297
   Mortgage-backed securities ....................................................               198
   Deposits ......................................................................              (708)
   Borrowings ....................................................................              (253)
   Mortgage servicing rights .....................................................              (366)
                                                                                   =========================
                                                                                     IMPACT ON INCOME BEFORE
                                                                                    INCOME TAXES AND MINORITY
                                                                                        INTEREST INCREASE
                                                                                           (DECREASE)
                                                                                   -------------------------

(2) Represents adjustments for the one month ended January 31, 1996 consisting of the following:

   Amortization of fair value adjustments--amortization of goodwill ..............           $(1,131)
   Elimination of amortization of SFFed's historical goodwill ....................                55
                                                                                   -------------------------
                                                                                             $(1,076)
                                                                                   =========================
(3) Represents adjustments to compensation and benefits expense for the one month ended January 31, 1996 relating to the consolidation of SFFed's operations into those of (Parent) Holdings:
       Decrease in compensation and benefits due to the reduction in headcount from
       620 at January 1, 1996 to approximately 260 after the consummation of the SFFed
       Acquisition. Substantially all retained employees represent retail branch
       personnel. ................................................................           $ 1,586
       Elimination of certain nonrecurring expenses recorded by SFFed related to the acquisition by (Parent) Holdings:
         Accrual for severance for employees noticed for termination in
          January 1996 ...........................................................             2,459
         Directors retirement plan and fees ......................................               388
         Expense related to restricted stock options .............................               351
                                                                                   -------------------------
                                                                                             $ 4,784
                                                                                   =========================

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
  NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (CONTINUED)
                        SIX MONTHS ENDED JUNE 30, 1996
                            (DOLLARS IN THOUSANDS)

(A) SFFED ACQUISITION (CONTINUED)

(4) Represents adjustments to other noninterest expense relating to the consolidation of SFFed's operations into those of (Parent) Holdings. Substantially all of SFFed's operations have been consolidated into the existing operations of (Parent) Holdings, resulting in a reduction in headcount of approximately 58% with the remaining personnel primarily consisting of retail branch personnel. In addition, ten retail branches have been closed. The estimates are based on the pro-rata portion of the annual expense reduction computed for the year ended December 31, 1995.

                                                               SFFED        COST OF        1995
                                                             HISTORICAL     ONGOING       EXPENSE
                                                               COSTS       OPERATIONS    REDUCTION
                                                           ------------  ------------  -----------
    Expense decreases due to consolidation:
     Mortgage banking operations:
      Occupancy expenses, including insurance  ...........    $ 1,329       $   588       $   741
      Travel, automobile and employee dues  ..............        282            67           215
      Telecommunications, postage and supplies  ..........        900           214           686
      Other, net  ........................................      1,047           460           587
                                                           ------------  ------------  -----------
       Subtotal mortgage banking operations  .............    $ 3,558       $ 1,329       $ 2,229
                                                           ============  ============  ===========
     Retail Banking operations--reductions due to
      consolidation of ten retail branches and retail
      operations center:
      Occupancy expenses, including insurance  ...........    $11,220       $ 3,405       $ 7,815
      SAIF assessment reduction based on lower historical
       assessment rate for First Nationwide  .............      6,811         6,011           800
      Travel, automobile and employee dues  ..............        410            60           350
      Telecommunications and data processing  ............      1,766           364         1,402
      Postage and messenger costs  .......................        666           473           193
      Other costs, net  ..................................        216           108           108
                                                           ------------  ------------  -----------
       Subtotal retail banking operations  ...............    $21,089       $10,421       $10,668
                                                           ============  ============  ===========
     Overhead areas, including executive offices, legal,
     human resources, information services, accounting,
     and strategic planning areas:
      Occupancy costs  ...................................    $ 1,316       $    --       $ 1,316
      Data processing costs  .............................      2,848         1,000         1,848
      Marketing and advertising expenses  ................      2,094           500         1,594
      Other overhead costs  ..............................      8,072         8,072            --
                                                           ------------  ------------  -----------
       Subtotal overhead areas  ..........................    $14,330       $ 9,572       $ 4,758
                                                           ============  ============  ===========
        Total decreases due to consolidation  ............    $38,977       $21,322       $17,655
                                                           ============  ============  ===========
    Estimated impact on January 1996 ( 1/12 of 1995 Expense Reduction)  ..............    $ 1,471
    Elimination of certain nonrecurring expenses recorded by  SFFed related to the acquisition by First Nationwide:  ................................................
     Retirement of office, premises and equipment  ...................................      1,115
     Directors and officers insurance premiums  ......................................        189
                                                                                       -----------
        Total expense reduction for the month ended January 31, 1996  ................    $ 2,775
                                                                                       ===========
(5) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the month ended January 31, 1996 related to the SFFed Acquisition was computed as follows:
      Income before taxes  ...........................................................    $ 2,613
      Add: permanent differences--amortization of goodwill  ..........................      1,131
                                                                                       -----------
      Taxable income  ................................................................    $ 3,744
                                                                                       ===========
      Federal AMT, reduced, to the extent of 90%, by net operating loss carryovers  ..    $    69
      State taxes, at an assumed rate of 8%  .........................................        300
                                                                                       -----------
                                                                                          $   369
                                                                                       ===========
(6) Represents 20% minority interest relative to $2,244 in pro forma net income relating to the
    SFFed Acquisition.


                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

                                                                ONE MONTH ENDED JANUARY 31, 1996 (A)
                                                ------------------------------------------------------------------
                                                                                                      LMUSA 1996
                                                                                     PRO FORMA       PURCHASE PRO
(B) LMUSA 1996 PURCHASE                          HISTORICAL (A)  ADJUSTMENTS (B)  ADJUSTMENTS (C)    FORMA TOTALS
----------------------------------------------  --------------  ---------------  ---------------  ----------------
INTEREST INCOME:
Loans receivable ..............................      $   --          $    --          $   --            $   --
Securities ....................................          --               --              --                --
Mortgage-backed securities ....................          --               --              --                --
Other interest income .........................          --               --              --                --
                                                --------------  ---------------  ---------------  ----------------
  Total interest income .......................          --               --              --                --
INTEREST EXPENSE:
Deposits ......................................          --               --              --                --
Borrowings ....................................          --               --            (848)(2)          (848)
                                                --------------  ---------------  ---------------  ----------------
  Total interest expense ......................          --               --            (848)             (848)
                                                --------------  ---------------  ---------------  ----------------
Net interest income ...........................          --               --             848               848
Provision for loan losses .....................          --               --              --                --
                                                --------------  ---------------  ---------------  ----------------
Net interest income after provision for loan
 losses .......................................          --               --             848               848
NONINTEREST INCOME:
Customer banking fees .........................          --               --              --                --
Mortgage banking operations ...................       5,363           (1,879)(1)          --             3,484
Net gain (loss) on sales of assets ............          --               --              --                --
Other .........................................          51               --              --                51
                                                --------------  ---------------  ---------------  ----------------
  Total noninterest income ....................       5,414           (1,879)             --             3,535
NONINTEREST EXPENSE:
Compensation and benefits .....................       2,070               --              --             2,070
Other .........................................       1,940               --            (841)(3)         1,099
                                                --------------  ---------------  ---------------  ----------------
  Total noninterest expense ...................       4,010               --            (841)            3,169
                                                --------------  ---------------  ---------------  ----------------
Income (loss) before income taxes and minority
 interest .....................................       1,404           (1,879)          1,689             1,214
Income tax (benefit) expense ..................          --               --             120 (4)           120
                                                --------------  ---------------  ---------------  ----------------
Net income (loss) before minority interest  ...       1,404           (1,879)          1,569             1,094
MINORITY INTEREST .............................          --               --             219 (5)           219
                                                --------------  ---------------  ---------------  ----------------
Net income (loss) .............................      $1,404          $(1,879)         $1,350            $  875
                                                ==============  ===============  ===============  ================

------------

   (a) The LMUSA 1996 Purchase was consummated on January 31, 1996. Accordingly, historical financial data relating to operations acquired in the LMUSA 1996 Purchase is presented for the month ended January 31, 1996 (unaudited). Historical financial statements were not available; accordingly, historical data presented reflects best estimates of management.

   (b) Represents adjustments to reflect (i) the amortization of the fair value of mortgage servicing rights and (ii) the elimination of amortization of historical mortgage servicing rights.

   (c) Represents adjustments to reflect (i) the decrease in interest expense resulting from the transfer of custodial accounts acquired to First Nationwide, (ii) elimination of certain other noninterest expense due to consolidation with the Bank's existing mortgage banking operations, and (iii) income taxes relative to the LMUSA 1996 Purchase.

                    FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

(B) LMUSA 1996 PURCHASE  (CONTINUED)

(1) Represents the difference between the amortization of pro forma recorded balance of mortgage servicing rights and the historical amortization of mortgage servicing rights as follows:

                              IMPACT ON INCOME BEFORE
                                 INCOME TAXES AND
                                 MINORITY INTEREST
                                INCREASE/(DECREASE)
                             -----------------------
Pro forma amortization  ....          $(2,284)
Historical amortization (i)               405
                             -----------------------
                                      $(1,879)
                             =======================

         (i) Represents elimination of amortization of mortgage servicing rights of $405 included in LMUSA's historical statement of operations for the month ended January 31, 1996.

(2) Represents a decrease in interest expense resulting from the transfer of custodial accounts acquired to First Nationwide.

(3) Represents the impact on other noninterest expense of (i) the elimination of historical amounts related to LMUSA operations not included in the LMUSA 1996 Purchase and (ii) the consolidation of the LMUSA 1996 Purchase into the Bank's existing mortgage banking operations, as follows:

                                                                                 DECREASE IN
                                                        LMUSA       ESTIMATED       OTHER
                                                      HISTORICAL     FUTURE      NONINTEREST
                                                        COSTS         COSTS        EXPENSE
                                                    ------------  -----------  -------------
Components of LMUSA historical noninterest
 expense:
 Facilities depreciation ..........................     $  128       $   -- (ii)    $(128)
 Data processing, document storage, administrative
  services and management fees ....................        833          120 (iii)    (713)
 Other miscellaneous costs ........................        979          979            --
                                                    ------------  -----------  -------------
                                                        $1,940       $1,099         $(841)
                                                    ============  ===========  =============

    (ii) Represents historical amounts related to operations not included in the LMUSA 1996 Purchase.

   (iii) Represents amounts necessary to replace these services based on (Parent) Holdings' historical annual cost per loan based on the average number of loans serviced.

(4) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the month ended January 31, 1996 related to the LMUSA 1996 Purchase was computed as follows:

Federal AMT, reduced, to the extent of 90%, by net
 operating loss carryovers ........................  $ 23
State taxes, at an assumed rate of 8% .............    97
                                                    -----
                                                     $120
                                                    =====

(5) Represents 20% minority interest relative to $1,094 in pro forma net income relating to the LMUSA 1996 Purchase.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

                                                                                                         CAL FED
                                                                                                       ACQUISITION
                                                        CAL FED        VALUATION        PRO FORMA       PRO FORMA
(C) CAL FED ACQUISITION                                HISTORICAL   ADJUSTMENTS (A)  ADJUSTMENTS (B)     TOTALS
---------------------------------------------------  ------------  ---------------  ---------------  -------------
INTEREST INCOME:
Loans receivable ...................................    $376,100       $  7,550 (1)   $         --      $383,650
Securities .........................................      54,900             --                 --        54,900
Mortgage-backed securities .........................      75,200         11,400 (1)             --        86,600
Other interest income ..............................       2,800             --           (16,995)(3)    (14,195)
                                                     ------------  ---------------  ---------------  -------------
 Total interest income .............................     509,000         18,950           (16,995)       510,955
INTEREST EXPENSE:
Deposits ...........................................     221,500         (5,000)(1)             --       216,500
Borrowings .........................................     113,100           (650)(1)             --       112,450
                                                     ------------  ---------------  ---------------  -------------
 Total interest expense ............................     334,600         (5,650)                --       328,950
                                                     ------------  ---------------  ---------------  -------------
Net interest income ................................     174,400         24,600           (16,995)       182,005
Provision for loan losses ..........................      20,400             --                 --        20,400
                                                     ------------  ---------------  ---------------  -------------
Net interest income after provision for loan losses      154,000         24,600           (16,995)       161,605
NONINTEREST INCOME:
Customer banking fees ..............................      24,100             --                 --        24,100
Mortgage banking operations ........................       5,600         (3,200)(1)             --         2,400
Net gain (loss) on sales of assets .................         300             --                 --           300
Other ..............................................      13,700             --                 --        13,700(6)
                                                     ------------  ---------------  ---------------  -------------
 Total noninterest income ..........................      43,700        (3,200)                 --        40,500
NONINTEREST EXPENSE:
Compensation and benefits ..........................      48,000             --            (14,036)(4)    33,964
Other ..............................................      76,000         29,813 (2)        (25,440)(4)    80,373
                                                     ------------  ---------------  ---------------  -------------
 Total noninterest expense .........................     124,000         29,813           (39,476)       114,337
                                                     ------------  ---------------  ---------------  -------------
Income (loss) before income taxes and minority
 interest ..........................................      73,700        (8,413)             22,481        87,768
Income tax (benefit) expense .......................         100             --             11,641 (5)    11,741
                                                     ------------  ---------------  ---------------  -------------
Net income (loss) before minority interest  ........      73,600        (8,413)             10,840        76,027
MINORITY INTEREST ..................................      14,300             --             12,346 (7)    26,646
                                                     ------------  ---------------  ---------------  -------------
Net income (loss) ..................................    $ 59,300       $(8,413)       $    (1,506)      $ 49,381
                                                     ============  ===============  ===============  =============

------------

   (a) Represents adjustments to reflect (i) the amortization or accretion of fair value adjustments and (ii) the elimination of amortization of Cal Fed's historical intangible assets.

   (b) Represents adjustments to reflect (i) the reduction in interest income relative to the loss in yield on the purchase price of the Cal Fed Acquisition funded with existing cash, (ii) the elimination of certain noninterest expense due to consolidation of Cal Fed's operations with (Parent) Holdings' and (iii) income taxes relative to the Cal Fed Acquisition. See further discussion at Notes (3) and (4).

                              P-14





                    FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

(C) CAL FED ACQUISITION
-----------------------

(1) Represents amortization or accretion of fair value adjustments as follows:


                                                                IMPACT ON INCOME
                                                              BEFORE INCOME TAXES
                                                             AND MINORITY INTEREST
                                                              INCREASE/(DECREASE)
                                                             ---------------------
Loans receivable, net  .......................................         $ 7,550
Mortgage-backed securities ...................................          11,400
Deposits .....................................................           5,000
Borrowings ...................................................             650
Mortgage servicing rights  ...................................          (3,200)
                                                              =====================


(2)    Represents adjustments consisting of the following:

                                                                  IMPACT ON INCOME
                                                                 BEFORE INCOME TAXES
                                                                AND MINORITY INTEREST
                                                                 INCREASE/(DECREASE)
                                                               ---------------------
Amortization of fair value adjustment--amortization of
 goodwill ....................................................        $(31,551)
Elimination of amortization of Cal Fed's historical
 intangible assets ...........................................           1,738
                                                               ---------------------
                                                                      $(29,813)
                                                               =====================

(3) Represents the reduction in interest income relative to the loss in yield on the purchase price of the Cal Fed Acquisition funded with existing cash. The loss was estimated using an interest rate of 5.75%, which approximates the average interest rate on short term investments for the six months ended June 30, 1996.

(4) Represents adjustments to other noninterest expense relating to the consolidation of Cal Fed's operations into those of (Parent) Holdings. A substantial portion of Cal Fed's operations will be consolidated into the existing operations of (Parent) Holdings, resulting in a reduction in headcount of 850, or approximately 36%, across all business areas. In addition, seven retail branches and two administrative offices will be closed. Expected savings from such consolidation include compensation, occupancy, travel, telecommunications, data processing and marketing expenses. The expense reduction for the six months ended June 30, 1996 represents a 32% reduction over historical levels based on management's current transition plan for the second year following the consummation of the Cal Fed Acquisition:

                            CAL FED       COST OF      ADJUSTMENT-
                           HISTORICAL     ONGOING        EXPENSE
BUSINESS AREA:               COSTS       OPERATIONS     REDUCTION
-----------------------  ------------  ------------  -------------
Compensation:
 Retail Banking ........    $24,369       $24,163        $   206
 Information Technology         283           634           (351)
 Commercial Real Estate       3,847         1,095          2,752
 Mortgage Banking ......     10,396         6,301          4,095
 Legal .................        905           412            493
 Finance ...............      2,967           616          2,351
 Internal Audit ........        689           141            548
 Executive and Other  ..      2,320           162          2,158
 Human Resources .......      1,412           231          1,181
 Corporate Services  ...        855           252            603
                         ------------  ------------  -------------
                             48,043        34,007         14,036

                    FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

                                    CAL FED       COST OF      ADJUSTMENT-
                                  HISTORICAL      ONGOING        EXPENSE
BUSINESS AREA:                       COSTS       OPERATIONS     REDUCTION
------------------------------  -------------  ------------  -------------
Occupancy & Other Expense:
 Retail Banking ...............    $ 31,457       $13,570        $17,887
 Information Technology  ......      14,297         4,776          9,521
 Commercial Real Estate  ......       1,366           254          1,112
 Mortgage Banking .............       1,407         2,242           (835)
 Legal ........................       1,715         3,430         (1,715)
 Finance ......................       2,812           380          2,432
 Internal Audit ...............         317            22            295
 Executive and Other ..........       4,364           305          4,059
 Human Resources ..............       1,640           115          1,525
 Corporate Services ...........       2,971        11,812         (8,841)
                                -------------  ------------  -------------
                                     62,346        36,906         25,440
SAIF Deposit Insurance Premium       11,872        11,872             --
                                -------------  ------------  -------------
 Total Noninterest Expense  ...    $122,261(i)    $82,785        $39,476
                                =============  ============  =============

   (i) Balance represents total historical noninterest expense of $124,000 less historical amortization of intangible assets already adjusted in note 2 on page P-15.

(5) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the six months ended June 30, 1996 related to the Cal Fed Acquisition was computed as follows:

 Income before taxes .............................................  $ 87,768
Add back: permanent differences--amortization of goodwill  ......     31,551
                                                                  ----------
Taxable income ..................................................   $119,319
                                                                  ==========
Federal AMT, reduced, to the extent of 90%, by net operating
 loss carryovers ................................................   $  2,195
State taxes, at an assumed rate of 8% ...........................      9,546
                                                                  ----------
                                                                    $ 11,741
                                                                  ==========

(6) Includes $12,000 gain on sale of California Federal's branches in San Diego county.

(7) Represents 20% minority interest relative to $61,727 in pro forma net income relating to the Cal Fed Acquisition after giving effect to the Cal Fed preferred stock dividends of $14,300.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

                                                                                              BRANCH SALES
                                                OHIO SALE     MICHIGAN SALE   NORTHEAST SALE    PRO FORMA
(D) BRANCH SALES                                PRO FORMA       PRO FORMA       PRO FORMA         TOTALS
--------------------------------------------  ------------  ---------------  --------------  --------------
INTEREST INCOME:
Loans receivable ............................  $        (6)(a)     $    (27)(a)    $    (77)(a)   $   (110)
Securities ..................................           --              --               --            --
Mortgage-backed securities ..................           --              --               --            --
Other interest income .......................           --              --               --            --
                                              ------------  ---------------  --------------  --------------
 Total interest income ......................           (6)             (27)            (77)         (110)
INTEREST EXPENSE:
Deposits ....................................       (3,392)(a)      (17,009)(a)     (20,341)(a)   (40,742)
Borrowings ..................................        3,522 (1)       19,560 (1)      21,753 (1)    44,835
                                              ------------  ---------------  --------------  --------------
 Total interest expense .....................          130            2,551           1,412         4,093
                                              ------------  ---------------  --------------  --------------
Net interest income .........................         (136)          (2,578)         (1,489)       (4,203)
Provision for loan losses ...................           --              --               --            --
                                              ------------  ---------------  --------------  --------------
Net interest income after provision for loan
 losses .....................................         (136)         (2,578)          (1,489)       (4,203)
NONINTEREST INCOME:
Customer banking fees .......................         (256)(a)      (2,147)(a)       (1,562)(a)    (3,965)
Mortgage banking operations .................           --              --               --            --
Net gain (loss) on sales of assets ..........           --               2                8            10
Other .......................................          (15)(a)         (63)(a)          (85)(a)      (163)
                                              ------------  ---------------  --------------  --------------
 Total noninterest income ...................         (271)         (2,208)          (1,639)       (4,118)
NONINTEREST EXPENSE:
Compensation and benefits ...................         (516)(a)      (2,133)(a)       (1,688)(a)    (4,337)
Other .......................................         (265)(a)      (1,456)(a)       (1,666)(a)    (3,387)
                                              ------------  ---------------  --------------  --------------
 Total noninterest expense ..................         (781)         (3,589)          (3,354)       (7,724)
                                              ------------  ---------------  --------------  --------------
Income (loss) before income taxes and
 minority interest ..........................          374         (1,197)              226         (597)
Income tax (benefit) expense ................           37           (118)               22       (59)(2)
                                              ------------  ---------------  --------------  --------------
Net income (loss) before minority interest  .          337         (1,079)              204         (538)
MINORITY INTEREST ...........................           67           (216)               41          (108)(3)
                                              ------------  ---------------  --------------  --------------
Net income (loss) ...........................  $       270    $      (863)     $        163     $   (430)
                                              ============  ===============  ==============  ==============

------------

(a) Represents historical information for the six months ended June 30, 1996 related to the retail banking facilities in Ohio, Michigan and the Northeast. Other noninterest expense includes occupancy, SAIF insurance premiums, marketing, OTS assessments, data processing and telecommunications directly attributable to the Ohio, Michigan and Northeast retail branch operations. Amounts represent historical information from January 1, 1996 through the date of sale.

                    FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                            (DOLLARS IN THOUSANDS)

(D) BRANCH SALES (CONTINUED)

(1) Represents increase in interest expense on borrowings to fund the Branch Sales, as follows:

   SALE                     DEPOSITS                PRE-TAX       AMOUNT                            PRO FORMA
   DATE       LOCATION        SOLD       ASSETS       GAIN       BORROWED       RATE      DAYS   INTEREST EXPENSE
---------  ------------  ------------  ---------  ----------  ------------  ----------  ------  ----------------
 1/19/96   Ohio            $1,392,561    $20,480    $130,664    $1,241,417      5.45%(i)   19        $ 3,522
                                                                                                ================
 1/12/96   New York           416,476      5,997      32,967       377,512      5.45%(i)   12        $   676
 2/23/96   New York           270,046      1,838      17,054       251,154      5.45%(i)   54          2,025
 3/15/96   New York           615,572      8,083      48,975       558,514      5.45%(i)   75          6,255
 3/22/96   New Jersey         501,262      6,396      35,934       458,932      5.45%(i)   82          5,619
 3/22/96   New York           637,045      9,465      41,311       586,269      5.45%(i)   82          7,178
                                                                                                ----------------
           Total Northeast                                                                           $21,753
                                                                                                ================

 6/28/96   Michigan           799,226     15,060      56,411       727,755      5.45%(i)  180        $19,560
                                                                                                ================

---------------
       (i) Rate represents the average rates paid on new borrowings used to finance the Branch Sales during the six months ended June 30, 1996.

(2) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the six months ended June 30, 1996 related to the Branch Sales was computed as follows:

Federal AMT, reduced, to the extent of 90%, by net operating
 loss carryovers ................................................   $(11)
State taxes, at an assumed rate of 8% ...........................    (48)
                                                                  -------
                                                                    $(59)
                                                                  =======

(3) Represents 20% minority interest relative to $538 in pro forma losses relating to the Branch Sales.

                    FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

(E) PRO FORMA ADJUSTMENTS

(1)    Represents interest expense as follows:

$575 million New FN Holdings Notes at 10 5/8% per annum
 (estimated) ................................................   $30,547
$140 million FN Holdings 9 1/8% Senior Subordinated Notes
 issued January 31, 1996 (expense for one month)  ...........     1,065
$455 million (Parent) Holdings 12 1/2 Senior Notes issued
 April 17, 1996 (interest expense and amortization of
 original issue discount for the period January 1-April 16,
 1996) ......................................................    16,928
                                                              ---------
                                                                $48,540
                                                              =========

(2)    Represents the amortization of:

$20,000 in deferred debt issuance costs over the seven year
 term of New FN Holdings Notes .................................    $ 1,429
$5,600 in deferred debt issuance costs over the seven year term of the FN Holdings 9 1/8% Senior Subordinated Notes (for one
 month) ........................................................        67
$18,076 in defered debt issuance cost over the seven year term of the (Parent) Holdings 12 1/2 Senior Notes for the period
 January 1-April 16, 1996 ......................................       762
                                                                 -----------
                                                                    $2,258
                                                                 ===========

(3) Represents amounts necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the six months ended June 30, 1996 related to the issuance of the FN Holdings 9 1/8% Senior Subordinated Notes, the New FN Holdings Notes and the (Parent) Holdings 12 1/2 Senior Notes was computed as follows:

Federal AMT, reduced to the extent of 90%, by net
 operating loss carryovers ................................   $  (935)
State taxes, at an assumed rate of 8% .....................    (4,064)
                                                            ---------
                                                              $(4,999)
                                                            =========

(4) Represents dividends on FN Holdings Preferred Stock (estimated at 12% per annum), including the compounding effect of dividends paid-in-kind. Also includes 20% minority interest relative to $29,850, net of tax, in pro forma expenses relating to the New FN Holdings Notes and the FN Holdings 9 1/8% Senior Subordinated Notes.

(5) Management expects the Bank to maintain its "well capitalized" status once of the Cal Fed Acquisition is consummated. Accordingly, First Nationwide may sell certain of its assets or cause Cal Fed to sell certain assets of Cal Fed concurrent with or shortly after the consummation of the Cal Fed Acquisition. The assets to be sold may include mortgage-backed securities (such as the MBS Sale), or other assets. To the extent interest-bearing assets of the Bank or Cal Fed are sold, the net income of the Bank would decrease by the amount of the incremental yield on such assets over their related funding cost. Such reductions are not reflected in pro forma net income (loss).

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)

                                                                 SFFED         LMUSA        CAL FED
                                                 (PARENT)     ACQUISITION    PURCHASES    ACQUISITION
                                                 HOLDINGS      PRO FORMA     PRO FORMA     PRO FORMA
                                                HISTORICAL     TOTALS(A)     TOTALS(B)     TOTALS(C)
                                              ------------  -------------  -----------  -------------
INTEREST INCOME:
Loans receivable ............................   $  823,864     $230,713       $22,477     $  722,000
Securities ..................................       28,396       10,685            --        124,200
Mortgage-backed securities ..................      212,880       62,403            --        192,600
Other interest income .......................       10,705           --            --        (21,089)
                                              ------------  -------------  -----------  -------------
 Total interest income ......................    1,075,845      303,801        22,477      1,017,711

INTEREST EXPENSE:
Deposits ....................................      447,359      143,797            --        396,200
Borrowings ..................................      287,456       74,587         2,018        245,400
                                              ------------  -------------  -----------  -------------
 Total interest expense .....................      734,815      218,384         2,018        641,600

Net interest income .........................      341,030       85,417        20,459        376,111
Provision for loan losses ...................       37,000       11,094            --         31,800
                                              ------------  -------------  -----------  -------------

Net interest income after provision for loan
 losses .....................................      304,030       74,323        20,459        344,311

NONINTEREST INCOME:
Customer banking fees .......................       47,493        5,291            --         42,100
Mortgage banking operations .................       70,265          860        76,445          3,600
Net gain (loss) on sales of assets ..........          147           --        (1,851)         6,600
Other .......................................       33,068        1,677         2,690          2,400
                                              ------------  -------------  -----------  -------------
 Total noninterest income ...................      150,973        7,828        77,284         54,700

NONINTEREST EXPENSE:
Compensation and benefits ...................      154,288       11,141        19,500         69,408
Other .......................................      178,265       34,896        38,081        162,097
                                              ------------  -------------  -----------  -------------
 Total noninterest expense ..................      332,553       46,037        57,581        231,505
                                              ------------  -------------  -----------  -------------
Income (loss) before income taxes,
 extraordinary item and minority interest  ..      122,450       36,114        40,162        167,506

Income tax (benefit) expense ................      (57,185)       4,890         3,952         22,692
                                              ------------  -------------  -----------  -------------
Income (loss) before extraordinary item and
 minority interest ..........................      179,635       31,224        36,210        144,814

Extraordinary item--gain on early
 extinguishment of FHLB advances, net  ......        1,967           --            --             --
                                              ------------  -------------  -----------  -------------
Net income (loss) before minority interest  .      181,602       31,224        36,210        144,814

MINORITY INTEREST ...........................       59,138        6,245         7,242         49,443
                                              ------------  -------------  -----------  -------------
Net income (loss) ...........................   $  122,464     $ 24,979       $28,968     $   95,371
                                              ============  =============  ===========  =============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                BRANCH SALES
                                                 PRO FORMA       PRO FORMA      PRO FORMA
                                                 TOTALS(D)     ADJUSTMENTS(E)    COMBINED
                                              --------------  --------------  ------------
INTEREST INCOME:
Loans receivable ............................    $    (623)      $      --      $1,798,431
Securities ..................................           --              --         163,281
Mortgage-backed securities ..................           --              --         467,883
Other interest income .......................           --              --         (10,384)
                                              --------------  --------------  ------------
 Total interest income ......................         (623)             --       2,419,211

INTEREST EXPENSE:
Deposits ....................................     (211,530)             --         775,826
Borrowings ..................................      280,671         130,744 (1)   1,020,876
                                              --------------  --------------  ------------
 Total interest expense .....................       69,141         130,744       1,796,702

Net interest income .........................      (69,764)       (130,744)        622,509
Provision for loan losses ...................           --              --          79,894
                                              --------------  --------------  ------------




Net interest income after provision for loan
 losses .....................................      (69,764)       (130,744)        542,615

NONINTEREST INCOME:
Customer banking fees .......................      (22,228)             --          72,656
Mortgage banking operations .................           --              --         151,170
Net gain (loss) on sales of assets ..........           --              --           4,896
Other .......................................         (789)             --          39,046
                                              --------------  --------------  ------------
 Total noninterest income ...................      (23,017)             --         267,768

NONINTEREST EXPENSE:
Compensation and benefits ...................      (19,476)             --         234,861
Other .......................................      (25,823)          6,239 (2)     393,755
                                              --------------  --------------  ------------
 Total noninterest expense ..................      (45,299)          6,239         628,616
                                              --------------  --------------  ------------
Income (loss) before income taxes,
 extraordinary item and minority interest  ..      (47,482)       (136,983)        181,767

Income tax (benefit) expense ................       (4,671)        (13,479)(3)     (43,801)
                                              --------------  --------------  ------------
Income (loss) before extraordinary item and
 minority interest ..........................      (42,811)       (123,504)        225,568

Extraordinary item--gain on early
 extinguishment of FHLB advances, net  ......           --              --           1,967
                                              --------------  --------------  ------------
Net income (loss) before minority interest  .      (42,811)       (123,504)        227,535

MINORITY INTEREST ...........................       (8,562)          4,159(4)     117,665
                                              --------------  --------------  ------------
Net income (loss) ...........................     $(34,249)      $(127,663)      $109,870(5)
                                              ==============  ==============  ============

------------

   (A) See note (A) on page P-21.

   (B) See note (B) on page P-25.

   (C) See note (C) on page P-27.

   (D) See note (D) on page P-30.

   (E) See note (E) on page P-32.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)

(A) SFFED ACQUISITION

                                                                                               SFFED
                                                                                            ACQUISITION
                                                             VALUATION       PRO FORMA       PRO FORMA
                                              HISTORICAL   ADJUSTMENTS(A)  ADJUSTMENTS(B)     TOTALS
                                            ------------  --------------  --------------  -------------
INTEREST INCOME:
Loans receivable ..........................    $215,147      $  15,566 (1)    $     --       $230,713
Securities ................................      10,685             --              --         10,685
Mortgage-backed securities ................      60,024          2,379 (1)          --         62,403
Other interest income .....................          --             --              --             --
                                            ------------  --------------  --------------  -------------
 Total interest income ....................     285,856         17,945              --        303,801
INTEREST EXPENSE:
Deposits ..................................     135,299          8,498 (1)          --        143,797
Borrowings ................................      71,543          3,044 (1)          --         74,587
                                            ------------  --------------  --------------  -------------
 Total interest expense ...................     206,842         11,542              --        218,384
                                            ------------  --------------  --------------  -------------
Net interest income .......................      79,014          6,403              --         85,417
Provision for loan losses .................      11,094             --              --         11,094
                                            ------------  --------------  --------------  -------------
Net interest income after provision for
 loan losses ..............................      67,920          6,403              --         74,323
NONINTEREST INCOME:
Customer banking fees .....................       5,291             --              --          5,291
Mortgage banking operations ...............       5,255         (4,395)(1)          --            860
Net loss on sales of assets ...............          --             --              --             --
Other .....................................       1,677             --              --          1,677
                                            ------------  --------------  --------------  -------------
 Total noninterest income .................      12,223         (4,395)             --          7,828
NONINTEREST EXPENSE:
Compensation and benefits .................      35,518             --         (24,377)(3)     11,141
Other .....................................      43,257         12,905 (2)     (21,266)(4)     34,896
                                            ------------  --------------  --------------  -------------
 Total noninterest expense ................      78,775         12,905         (45,643)        46,037
                                            ------------  --------------  --------------  -------------
Income (loss) before income taxes,
 extraordinary item and minority interest         1,368       (10,897)          45,643         36,114
Income tax (benefit) expense ..............       1,568             --           3,322 (5)      4,890
                                            ------------  --------------  --------------  -------------
Income (loss) before extraordinary item
 and minority interest ....................        (200)      (10,897)          42,321         31,224
Extraordinary item--gain on early
 extinguishment of FHLB advances, net  ....          --             --              --             --
                                            ------------  --------------  --------------  -------------
Net income (loss) before minority interest         (200)      (10,897)          42,321         31,224
MINORITY INTEREST .........................          --             --           6,245 (6)      6,245
                                            ------------  --------------  --------------  -------------
Net income (loss) .........................    $   (200)     $(10,897)        $ 36,076       $ 24,979
                                            ============  ==============  ==============  =============

------------

   (a) Represents adjustments to reflect (i) the amortization or accretion of fair value adjustments and (ii) the elimination of amortization of historical goodwill.

   (b) Represents adjustments to reflect (i) the elimination of certain noninterest expense due to consolidation of SFFed operations with First Nationwide, (ii) the elimination of certain historical noninterest expense recorded by SFFed as a result of the acquisition by First Nationwide and (iii) income taxes relative to the SFFed Acquisition.

                    FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                            (DOLLARS IN THOUSANDS)

(A) SFFED ACQUISITION  (CONTINUED)

(1) Represents amortization or accretion of fair value adjustments as follows:

                                                               IMPACT ON INCOME
                                                             BEFORE INCOME TAXES,
                                                            EXTRAORDINARY ITEM AND
                                                              MINORITY INTEREST
                                                             INCREASE/(DECREASE)
                                                           ----------------------
Loans receivable, net  .....................................         $15,566
Mortgage-backed securities..................................           2,379
Deposits ...................................................          (8,498)
Borrowings .................................................          (3,044)
Mortgage servicing rights...................................          (4,395)
                                                           ======================

(2) Represents adjustments consisting of the following:

                                                               IMPACT ON INCOME
                                                             BEFORE INCOME TAXES,
                                                            EXTRAORDINARY ITEM AND
                                                              MINORITY INTEREST
                                                             INCREASE/(DECREASE)
                                                           ----------------------
Amortization of goodwill .................................         $(13,574)
Elimination of amortization of SFFed's historical
 goodwill ................................................              669
                                                           ----------------------
                                                                   $(12,905)
                                                           ======================

(3) Represents adjustments to noninterest expense relating to the consolidation of SFFed's operations into those of (Parent) Holdings and the elimination of nonrecurring historical expenses related to the SFFed
    Acquisition:

Decrease in compensation and benefits due to the reduction in headcount from 620 at January 1, 1995 to approximately 260 after the consummation of the SFFed
 Acquisition. Substantially all retained employees represent retail
 branch personnel  ............................................................   $19,037
Elimination of certain accruals recorded by SFFed related to the acquisition by (Parent) Holdings:
  Payments under employment contracts .........................................     2,080
  Accruals for benefit plans frozen by First Nationwide .......................     3,260
                                                                                ---------
                                                                                  $24,377
                                                                                =========

(4) Represents adjustments to other noninterest expense relating to the consolidation of SFFed's operations into those of (Parent) Holdings and the elimination of nonrecurring historical expenses of SFFed. Substantially all of SFFed's operations have been consolidated into the existing operations of (Parent) Holdings, resulting in a reduction in headcount of approximately 58% with the remaining personnel primarily consisting of retail branch personnel. In addition, ten retail branches have been closed.

                    FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                            (DOLLARS IN THOUSANDS)

(A) SFFED ACQUISITION (CONTINUED)

                                                       SFFED        COST OF      ADJUSTMENT-
                                                     HISTORICAL     ONGOING        EXPENSE
                                                       COSTS       OPERATIONS     REDUCTION
                                                   ------------  ------------  -------------
Expense decreases due to consolidation:
  Mortgage banking operations:
   Occupancy expenses, including insurance .......    $ 1,329       $   588        $   741
   Travel, automobile and employee dues ..........        282            67            215
   Telecommunications, postage and supplies ......        900           214            686
   Other, net ....................................      1,047           460            587
                                                   ------------  ------------  -------------
    Subtotal mortgage banking operations .........    $ 3,558       $ 1,329        $ 2,229
                                                   ============  ============  =============
 Retail Banking operations --reductions due to
  consolidation of ten retail branches and retail
  operations center:
   Occupancy expenses, including insurance .......    $11,220       $ 3,405        $ 7,815
   SAIF assessment reduction based on lower
    historical assessment rate for First
    Nationwide  ..................................      6,811         6,011            800
   Travel, automobile and employee dues ..........        410            60            350
   Telecommunications and data processing ........      1,766           364          1,402
   Postage and messenger costs ...................        666           473            193
   Other costs, net ..............................        216           108            108
                                                   ------------  ------------  -------------
    Subtotal retail banking operations ...........    $21,089       $10,421        $10,668
                                                   ============  ============  =============
 Overhead areas, including executive offices,
  legal, human resources, information services,
  accounting, and strategic planning areas:
   Occupancy costs ...............................    $ 1,316       $    --        $ 1,316
   Data processing costs .........................      2,848         1,000          1,848
   Marketing and advertising expenses ............      2,094           500          1,594
   Other overhead costs ..........................      8,072         8,072             --
                                                   ------------  ------------  -------------
    Subtotal overhead areas ......................    $14,330       $ 9,572        $ 4,758
                                                   ============  ============  =============
     Total decreases due to consolidation ........    $38,977       $21,322        $17,655
Elimination of certain nonrecurring expense
 recorded by SFFed related to the acquisition by
First Nationwide:
   Data processing termination fees ..............        875            --            875
   Investment banker fees related to the SFFed
    Acquisition  .................................      2,311            --          2,311
   Legal fees related to the SFFed Acquisition ...        425            --            425
                                                   ------------  ------------  -------------
     Total expense reduction .....................    $42,588(i)    $21,322        $21,266
                                                   ============  ============  =============

------------

   (i) Balance represents total historical noninterest expense of $43,257 less historical amortization of goodwill already adjusted in note 2 on page P-22.

                    FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                            (DOLLARS IN THOUSANDS)

(A) SFFED ACQUISITION  (CONTINUED)

(5) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the year ended December 31, 1995 related to the SFFed Acquisition was computed as follows:

Income before taxes .............................................   $36,114
Add back: permanent differences--amortization of goodwill  ......    13,574
                                                                  ---------
Taxable income ..................................................   $49,688
                                                                  =========

Federal AMT, reduced, to the extent of 90%, by net operating
 loss carryovers ................................................   $   915
State taxes, at an assumed rate of 8% ...........................     3,975
                                                                  ---------
                                                                    $ 4,890
                                                                  =========

(6) Represents 20% minority interest relative to $31,224 in pro forma net income relating to the SFFed Acquisition.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)

(B) LMUSA PURCHASES

                                                                                PRO FORMA     LMUSA PURCHASES
                                               HISTORICAL(A)  ADJUSTMENTS(B)  ADJUSTMENTS(C)  PRO FORMA TOTALS
                                              -------------  --------------  --------------  ----------------
INTEREST INCOME:
Loans receivable ............................    $  22,477       $    --      $          --       $22,477
Securities ..................................           --            --                 --            --
Mortgage-backed securities ..................           --            --                 --            --
Other interest income .......................           --            --                 --            --
                                              -------------  --------------  --------------  ----------------
  Total interest income .....................       22,477            --                 --        22,477
INTEREST EXPENSE:
Deposits ....................................           --            --                 --            --
Borrowings ..................................       38,358            --        (36,340)(2)         2,018
                                              -------------  --------------  --------------  ----------------
  Total interest expense ....................       38,358            --           (36,340)         2,018
                                              -------------  --------------  --------------  ----------------
Net interest income .........................      (15,881)           --             36,340        20,459
Provision for loan losses ...................           --            --                 --            --
                                              -------------  --------------  --------------  ----------------
Net interest income after provision for loan
 losses .....................................      (15,881)           --             36,340        20,459
NONINTEREST INCOME:
Customer banking fees .......................           --            --                 --            --
Mortgage banking operations .................       77,887        (1,442)(1)             --        76,445
Net gain (loss) on sales of assets ..........       (1,851)           --                 --        (1,851)
Other .......................................        2,690            --                 --         2,690
                                              -------------  --------------  --------------  ----------------
  Total noninterest income ..................       78,726        (1,442)                --        77,284
NONINTEREST EXPENSE:
Compensation and benefits ...................       38,426            --           (18,926)(3)     19,500
Other .......................................      300,091            --          (262,010)(4)     38,081
                                              -------------  --------------  --------------  ----------------
Total noninterest expense ...................      338,517            --          (280,936)        57,581
                                              -------------  --------------  --------------  ----------------
Income (loss) before income taxes,
 extraordinary item and minority interest  ..     (275,672)       (1,442)           317,276        40,162
Income tax (benefit) expense ................           --            --              3,952 (5)     3,952
                                              -------------  --------------  --------------  ----------------
Income (loss) before extraordinary item and
 minority interest ..........................     (275,672)       (1,442)           313,324        36,210
Extraordinary item--gain on early
 extinguishment of FHLB advances, net  ......           --            --                 --            --
                                              -------------  --------------  --------------  ----------------
Net income (loss) before minority interest  .     (275,672)       (1,442)           313,324        36,210
MINORITY INTEREST ...........................           --            --              7,242 (6)     7,242
                                              -------------  --------------  --------------  ----------------
Net income (loss) ...........................    $(275,672)      $(1,442)     $     306,082       $28,968
                                              =============  ==============  ==============  ================

------------

   (a) The LMUSA 1995 Purchase was consummated on October 2, 1995. Accordingly, historical financial data relating to operations acquired in the LMUSA 1995 Purchase is presented for the nine months ended September 30, 1995 (unaudited). Historical financial data relating to operations acquired in the LMUSA 1996 Purchase is presented for the year ended December 31, 1995 (unaudited). Historical financial statements were not available; accordingly, historical data presented reflects best estimates of management.

(b) Represents adjustments to reflect (i) the amortization of the fair value of mortgage servicing rights and (ii) the elimination of amortization of historical mortgage servicing rights.

(c) Represents adjustments to reflect (i) the decrease in interest expense resulting from the transfer of custodial accounts acquired to First Nationwide, (ii) decreases in compensation and benefits expense due to reduction in staffing, (iii) elimination of certain other noninterest expense due to consolidation with (Parent) Holdings' existing mortgage banking operations, and (iv) income taxes relative to the LMUSA Purchases.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)
 (B) LMUSA PURCHASES (CONTINUED)

   (1) Represents the difference between the amortization of pro forma recorded balance of mortgage servicing rights and the historical amortization of mortgage servicing rights as follows:

                               IMPACT ON INCOME BEFORE
                             INCOME TAXES, EXTRAORDINARY
                             ITEM AND MINORITY INTEREST
                                 INCREASE (DECREASE)
                            ---------------------------
Pro forma amortization  ...           $(48,941)
Historical amortization(i)              47,499
                            ---------------------------
                                      $ (1,442)
                            ===========================


         (i) Represents elimination of amortization of mortgage servicing rights of $47,499 included in LMUSA's historical consolidated statement of operations for the year ended December 31, 1995.

   (2) Represents a decrease in interest expense resulting from a reduction in funding costs due to the transfer of custodial accounts acquired to the Bank.

   (3) Represents the adjustment necessary to reduce compensation and benefits expense to the level necessary for the incremental number
       (approximately 650) of LMUSA employees retained by (Parent) Holdings as a result of the LMUSA Purchases, with average annual compensation and benefits per employee of $30.

   (4) Represents the impact on other noninterest expense of (i) the elimination of historical amounts related to LMUSA operations not included in the LMUSA Purchases and (ii) the consolidation of the LMUSA Purchases into the Bank's existing mortgage banking operations, as follows:

                                                                                DECREASE IN
                                                     LMUSA                         OTHER
                                                   HISTORICAL     ESTIMATED     NONINTEREST
                                                     COSTS      FUTURE COSTS      EXPENSE
                                                 ------------  -------------  -------------
  Components of historical noninterest expense:
   Interest rate swap agreements ...............    $  6,615       $    -- (ii)  $  (6,615)
   Facilities charge-offs ......................      38,559            -- (ii)    (38,559)
   Facilities depreciation .....................       1,797            -- (ii)     (1,797)
   Provision for losses on assets held for sale      180,255            -- (ii)   (180,255)
   Reorganization items ........................      16,892            -- (ii)    (16,892)
   Data processing, document storage,
    administrative services and management
    fees .......................................      20,896         3,004 (iii)   (17,892)
   Other miscellaneous costs ...................      35,077        35,077              --
                                                 ------------  -------------  -------------
                                                    $300,091       $38,081       $(262,010)
                                                 ============  =============  =============

         (ii) Represents historical amounts related to operations not included in the LMUSA Purchases.

        (iii) Represents amounts necessary to replace these services based on (Parent) Holdings' historical annual cost per loan based on the average number of loans serviced.

   (5) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the year ended December 31, 1995 related to the LMUSA Purchases was computed as follows:

Federal AMT, reduced, to the extent of 90%, by net
 operating loss carryovers .................................  $  739
State taxes, at an assumed rate of 8% ......................   3,213
                                                             -------
                                                              $3,952
                                                             =======

   (6) Represents 20% minority interest relative to $36,210 in pro forma net income relating to the LMUSA Purchases.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)
 (C) CAL FED ACQUISITION

                                                                                                 CAL FED
                                                                                               ACQUISITION
                                                CAL FED        VALUATION        PRO FORMA       PRO FORMA
                                               HISTORICAL   ADJUSTMENTS (A)  ADJUSTMENTS (B)     TOTALS
                                             ------------  ---------------  ---------------  -------------
INTEREST INCOME:
Loans receivable ...........................   $  706,900    $     15,100 (1) $         --     $  722,000
Securities .................................      124,200              --               --        124,200
Mortgage-backed securities .................      164,000          28,600 (1)           --        192,600
Other interest income ......................       12,900              --         (33,989)(3)     (21,089)
                                             ------------  ---------------  ---------------  -------------
 Total interest income .....................    1,008,000          43,700         (33,989)      1,017,711
INTEREST EXPENSE:
Deposits ...................................      441,600         (45,400)(1)           --        396,200
Borrowings .................................      254,500          (9,100)(1)           --        245,400
                                             ------------  ---------------  ---------------  -------------
 Total interest expense ....................      696,100        (54,500)               --        641,600
                                             ------------  ---------------  ---------------  -------------
Net interest income ........................      311,900          98,200         (33,989)        376,111
Provision for loan losses ..................       31,800              --               --         31,800
                                             ------------  ---------------  ---------------  -------------
Net interest income after provision for
 loan losses ...............................      280,100          98,200         (33,989)        344,311
NONINTEREST INCOME:
Customer banking fees ......................       42,100              --               --         42,100
Mortgage banking operations ................       12,400          (8,800)(1)           --          3,600
Net gain (loss) on sales of assets  ........        6,600              --               --          6,600
Other ......................................        2,400              --               --          2,400
                                             ------------  ---------------  ---------------  -------------
 Total noninterest income ..................       63,500          (8,800)              --         54,700
NONINTEREST EXPENSE:
Compensation and benefits ..................       97,100              --         (27,692)(4)      69,408
Other ......................................      152,800          59,625 (2)     (50,328)(4)     162,097
                                             ------------  ---------------  ---------------  -------------
 Total noninterest expense .................      249,900          59,625         (78,020)        231,505
                                             ------------  ---------------  ---------------  -------------
Income (loss) before income taxes,
 extraordinary item and minority interest  .       93,700          29,775           44,031        167,506
Income tax (benefit) expense ...............          100              --           22,592 (5)     22,692
                                             ------------  ---------------  ---------------  -------------
Income (loss) before extraordinary item and
 minority interest .........................       93,600          29,775           21,439        144,814
Extraordinary item--gain on early
 extinguishment of FHLB advances, net  .....           --              --               --             --
                                             ------------  ---------------  ---------------  -------------
Net income (loss) before minority interest         93,600          29,775           21,439        144,814
MINORITY INTEREST ..........................       25,600              --           23,843 (6)     49,443
                                             ------------  ---------------  ---------------  -------------
Net income (loss) ..........................   $   68,000    $     29,775     $    (2,404)     $   95,371
                                             ============  ===============  ===============  =============

------------

(a) Represents adjustments to reflect (i) the amortization or accretion of fair value adjustments and (ii) the elimination of amortization of Cal Fed's historical intangible assets.

(b) Represents adjustments to reflect (i) the reduction in interest income relative to the loss in yield on the purchase price of the Cal Fed Acquisition funded with existing cash, (ii) the elimination of certain noninterest expense due to consolidation of Cal Fed operations with (Parent) Holdings' and (iii) income taxes relative to the Cal Fed Acquisition.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)
 (C) CAL FED ACQUISITION (CONTINUED)

(1) Represents amortization or accretion of fair value adjustments as follows:

                                                                    IMPACT ON INCOME
                                                                  BEFORE INCOME TAXES,
                                                                   EXTRAORDINARY ITEM
                                                                  AND MINORITY INTEREST
                                                                    INCREASE/(DECREASE)
                                                                   ---------------------
Loans receivable, net  ...........................................           $15,100
Mortgage-backed securities........................................            28,600
Deposits .........................................................            45,400
Borrowings .......................................................             9,100
Mortgage servicing rights ........................................            (8,800)
                                                                  =====================

(2)    Represents adjustments consisting of the following:

                                                                         IMPACT ON INCOME
                                                                       BEFORE INCOME TAXES,
                                                                        EXTRAORDINARY ITEM
                                                                       AND MINORITY INTEREST
                                                                        INCREASE/(DECREASE)
                                                                      ---------------------
Amortization of fair value adjustment--amortization of goodwill  ....        $(63,101)
Elimination of amortization of Cal Fed's historical intangible
 assets .............................................................           3,476
                                                                      ---------------------
                                                                             $(59,625)
                                                                      =====================

(3) Represents the reduction in interest income relative to the loss in yield on the purchase price of the Cal Fed Acquisition funded with existing cash. The loss was estimated using an interest rate of 5.75%, which approximates the average interest rate on short term investments during 1995.

(4) Represents adjustments to other noninterest expense relating to the consolidation of Cal Fed's operations into those of (Parent) Holdings. A substantial portion of Cal Fed's operations will be consolidated into the existing operations of (Parent) Holdings, resulting in a reduction in headcount of 850, or approximately 35%, across all business areas. In addition, seven retail branches and two administrative offices will be closed. Expected savings from such consolidation include compensation, occupancy, travel, telecommunications, data processing and marketing expenses. The expense reduction for the year ended December 31, 1995 represents a 32% reduction over historical levels based on management's current transition plan:

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)

 (C) CAL FED ACQUISITION (CONTINUED)

                                     CAL FED       COST OF      ADJUSTMENT-
                                   HISTORICAL      ONGOING        EXPENSE
BUSINESS AREA:                        COSTS       OPERATIONS     REDUCTION
-------------------------------  -------------  ------------  -------------
Compensation:
 Retail Banking ................    $ 50,284       $ 50,913      $   (629)
 Information Technology ........         625          1,428          (803)
 Commercial Real Estate ........       8,248          1,851         6,397
 Mortgage Banking ..............      18,426         12,545         5,881
 Legal .........................       1,930            880         1,050
 Finance .......................       6,412            875         5,537
 Internal Audit ................       1,383            212         1,171
 Executive and Other ...........       5,932             --         5,932
 Human Resources ...............       2,818            300         2,518
 Corporate Services ............       1,071            433           638
                                 -------------  ------------  -------------
                                      97,129         69,437        27,692
Occupancy & Other Expense:
 Retail Banking ................      12,166         27,555       (15,389)
 Information Technology ........      30,048          8,549        21,499
 Commercial Real Estate ........       3,739            379         3,360
 Mortgage Banking ..............       7,055          4,788         2,267
 Legal .........................       3,364          7,420        (4,056)
 Finance .......................       7,819            481         7,338
 Internal Audit ................         560             --           560
 Executive and Other ...........       6,193             --         6,193
 Human Resources ...............       3,574             --         3,574
 Corporate Services ............      48,782         23,800        24,982
                                 -------------  ------------  -------------
                                     123,300         72,972        50,328

SAIF Deposit Insurance Premium        25,996         25,996            --
                                 -------------  ------------  -------------
 Total Noninterest Expense  ....    $246,425(i)    $168,405      $ 78,020
                                 =============  ============  =============

   Balance represents total historical nonintereest expense of $249,900 less (i) historical amortization of intangible assets already adjusted in note 2 on page P-28.

(5) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the year ended December 31, 1995 related to the Cal Fed Acquisition was computed as follows:

Income before taxes .............................................   $167,506
Add back: permanent differences--amortization of goodwill  ......     63,101
                                                                  ----------
Taxable income ..................................................   $230,607
                                                                  ==========

Federal AMT, reduced, to the extent of 90%, by net operating
 loss carryovers ................................................   $  4,243
State taxes, at an assumed rate of 8% ...........................     18,449
                                                                  ----------
                                                                    $ 22,692
                                                                  ==========

(6) Represents 20% minority interest relative to $119,214 in pro forma net income relating to the Cal Fed Acquisition after giving effect to the Cal Fed preferred stock dividends of $25,600.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)
 (D) BRANCH SALES

                                                                                           BRANCH SALES
                                          OHIO SALE PRO   MICHIGAN SALE   NORTHEAST SALE    PRO FORMA
                                              FORMA         PRO FORMA       PRO FORMA         TOTALS
                                         -------------  ---------------  --------------  --------------
INTEREST INCOME:
Loans receivable .......................  $       (119)(a)   $     (64)(a)    $    (440)(a)    $    (623)
Securities .............................            --              --               --             --
Mortgage-backed securities .............            --              --               --             --
Other interest income ..................            --              --               --             --
                                         -------------  ---------------  --------------  --------------
 Total interest income .................          (119)             (64)           (440)           (623)
INTEREST EXPENSE:
Deposits ...............................       (65,588)(a)      (32,677)(a)    (113,265)(a)    (211,530)
Borrowings .............................        86,565 (1)       45,869 (1)     148,237 (1)     280,671 (1)
                                         -------------  ---------------  --------------  --------------
 Total interest expense ................        20,977           13,192          34,972          69,141
                                         -------------  ---------------  --------------  --------------
Net interest income ....................       (21,096)         (13,256)        (35,412)        (69,764)
Provision for loan losses ..............            --              --               --             --
                                         -------------  ---------------  --------------  --------------
Net interest income after provision for
 loan losses ...........................       (21,096)         (13,256)        (35,412)       (69,764)
NONINTEREST INCOME:
Customer banking fees ..................        (7,076)(a)       (5,673)(a)      (9,479)(a)    (22,228)
Mortgage banking operations ............            --              --               --             --
Net loss on sales of assets ............            --              --               --             --
Other ..................................          (240)(a)         (139)(a)        (410)(a)        (789)
                                         -------------  ---------------  --------------  --------------
 Total noninterest income ..............        (7,316)          (5,812)         (9,889)        (23,017)
NONINTEREST EXPENSE:
Compensation and benefits ..............        (6,771)(a)       (4,154)(a)      (8,551)(a)     (19,476)
Other ..................................        (7,436)(a)       (4,348)(a)     (14,039)(a)     (25,823)
                                         -------------  ---------------  --------------  --------------
 Total noninterest expense .............       (14,207)          (8,502)        (22,590)        (45,299)
                                         -------------  ---------------  --------------  --------------
Income (loss) before income taxes,
 extraordinary item and minority
 interest ..............................       (14,205)        (10,566)         (22,711)        (47,482)
Income tax (benefit) expense ...........        (1,397)         (1,039)          (2,235)         (4,671)(2)
                                         -------------  ---------------  --------------  --------------
Income (loss) before extraordinary item
 and minority interest .................       (12,808)         (9,527)         (20,476)        (42,811)
Extraordinary item-gain on early
 extinguishment of FHLB advances, net  .            --              --               --             --
                                         -------------  ---------------  --------------  --------------
Net income (loss) before minority
 interest ..............................       (12,808)          (9,527)        (20,476)        (42,811)
MINORITY INTEREST ......................        (2,561)          (1,905)         (4,096)         (8,562)(3)
                                         -------------  ---------------  --------------  --------------
Net income (loss) ......................  $    (10,247)    $     (7,622)   $    (16,380)     $  (34,249)
                                         =============  ===============  ==============  ==============

------------

(a) Represents historical information related to the retail banking facilities in Ohio, Michigan and the Northeast. Other noninterest expense includes occupancy, SAIF insurance premiums, marketing, OTS assessments, data processing and telecommunications directly attributable to the Ohio, Michigan and Northeast retail branch operations.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                            (DOLLARS IN THOUSANDS)

(D) BRANCH SALES (CONTINUED)
----------------------------

   (1) Represents increase in interest expense on borrowings to fund the Branch Sales, as follows:

     FUNDING                                            ADDITIONAL                 INTEREST
     SOURCE                     PERIOD                  BORROWINGS      RATE       EXPENSE
---------------  -----------------------------------  ------------  -----------  ----------
FHLB Advances     January 1, 1995 - December 31, 1995    $2,000,000      7.72%(i)   $154,400
Reverse Repos     January 1, 1995 - December 31, 1995     2,132,967      5.92%(ii)   126,271
                                                      ------------               ----------
                                                        $4,132,967                 $280,671
                                                      ============               ==========

The sales are assumed to be funded by a combination of a one-year FHLB advance of $2 billion and reverse repurchase agreements, as these instruments most closely meet the Bank's current interest rate risk management objectives in conjunction with the borrowing capacities for the respective debt instruments. Additional pro forma borrowings are computed as follows:

                                                  OHIO       MICHIGAN    NORTHEAST       TOTAL
                                             ------------  ----------  ------------  ------------
Deposit totals at January 1, 1995 ..........   $1,431,872    $749,788    $2,369,728    $4,551,388
Less:
 Carrying value of office premises and
  equipment ................................        8,591       6,510        13,397        28,498
 Carrying value of loans receivable  .......        2,836       3,333         6,353        12,522
 Carrying value of cash and cash
  equivalents ..............................        9,395       3,830         8,150        21,375
 Gain on sale (iii) ........................      131,233      52,510       172,283       356,026
                                             ------------  ----------  ------------  ------------
Additional pro forma borrowings ............   $1,279,817    $683,605    $2,169,545    $4,132,967
                                             ============  ==========  ============  ============

(i)     Represents rate for a one-year fixed rate FHLB advance as of January
        1, 1995.

(ii)    Represents average reverse repurchase rate for 1995.

(iii)   Represents pro forma gain on Branch Sales, computed as follows:

                                        OHIO       MICHIGAN    NORTHEAST       TOTAL
                                   ------------  ----------  ------------  ------------
Deposit totals at January 1, 1995    $1,431,872    $749,788    $2,369,728    $4,551,388
Premium percentage per contract  .         9.10%       7.18%         7.30%         7.85%
                                   ------------  ----------  ------------  ------------
 Total pro forma premium .........      130,300      53,835       172,990       357,125
 Adjustment of intangibles
  related to deposits sold .......          933      (1,325)         (707)       (1,099)
                                   ------------  ----------  ------------  ------------
 Gain on sale of deposits (a)  ...   $  131,233    $ 52,510    $  172,283    $  356,026
                                   ============  ==========  ============  ============

  (a) The remaining assets and liabilities will be sold at their respective carrying values, resulting in no gain or loss.

(2) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the year ended December 31, 1995 related to the Branch Sales was computed as follows:

Federal AMT, reduced, to the extent of 90%, by net
 operating loss carryovers ........................   $  (873)
State taxes, at an assumed rate of 8% .............    (3,798)
                                                    ---------
                                                      $(4,671)
                                                    =========

(3) Represents minority interest relative to $42,811 in pro forma losses relating to the Branch Sales.

                   FIRST NATIONWIDE (PARENT) HOLDINGS INC.
        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                            (DOLLARS IN THOUSANDS)
 (E) PRO FORMA ADJUSTMENTS

(1)    Represents interest expense as follows:

$575 million New FN Holdings Notes at 10 5/8% per
 annum (estimated) .............................................  $ 61,094
$140 million FN Holdings 9 1/8% Senior Subordinated
 Notes .........................................................    12,775
$455 million (Parent) Holdings 12 1/2% Senior Notes  ...........    56,875
                                                                 ---------
                                                                  $130,744
                                                                  =========

(2)    Represents the amortization of:

 $20,000 in deferred debt issuance costs over the seven year
 term of the New FN Holdings Notes .............................   $2,857
$5,600 in deferred debt issuance costs over the seven year term
 of the FN Holdings 9 1/8% Senior Subordinated Notes  ..........      800
$18,076 in deferred debt issuance costs over the seven year
 term of the (Parent) Holdings 12 1/2% Senior Notes  ...........    2,582
                                                                 --------
                                                                   $6,239
                                                                 ========

(3) Represents amounts necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the year ended December 31, 1995 related to the issuance of the Holdings 9 1/8% Senior Subordinated Notes, the New FN Holdings Notes and the (Parent) Holdings 12 1/2% Senior Notes was computed as follows:

Federal AMT, reduced to the extent of 90%, by net
 operating loss carryovers ......................................   $ (2,520)
State taxes, at an assumed rate of 8% ...........................    (10,959)
                                                                   ----------
                                                                    $(13,479)
                                                                   ==========

(4) Represents dividends on FN Holdings Preferred Stock (estimated at 12% per annum), including the compounding effect of dividends paid-in-kind. Also includes 20% minority interest relative to $69,898, net of tax, in pro forma expenses relating to the New FN Holdings Notes and the FN Holdings 9 1/8% Senior Subordinated Notes.

(5) Management expects the Bank to maintain its "well capitalized" status once the Cal Fed Acquisition is consummated. Accordingly, First Nationwide may sell certain of its assets or cause Cal Fed to sell certain assets of Cal Fed concurrent with or shortly after the consummation of the Cal Fed Acquisition. The assets to be sold may include mortgage-backed securities (such as the MBS Sale), or other assets. To the extent interest-bearing assets of the Bank or Cal Fed are sold, the net income of the Bank would decrease by the amount of the incremental yield on such assets over their related funding cost. Such reductions are not reflected in pro forma net income (loss).